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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K



                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): June 18, 2001



                           WorldQuest Networks, Inc.
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            (Exact name of registrant as specified in its charter)



         Delaware                    0-27751                    75-2838415
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(State of incorporation)        Commission File No.           (IRS Employer
                                                             Identification No.)




             16990 Dallas Parkway, Suite 220, Dallas, Texas  75248
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          (Address of principal execute offices, including zip code)


                                (972) 818-0460
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             (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant.
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     On June 18, 2001, WorldQuest Networks, Inc. (the "Company") accepted the resignation of Ernst & Young LLP as the Company's independent accountants. The Company is in the process of seeking proposals from other accounting firms with respect to the audit of the Company's financial statements for the fiscal year ending December 31, 2001.

     Neither of the reports of Ernst & Young LLP on the Company's financial statements for the Company's fiscal years ended December 31, 2000 and 1999 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

     There were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in its report. A copy of a letter from Ernst & Young LLP, addressed to the Securities and Exchange Commission, concurring with the Company's statements herein is filed as an Exhibit to this Form 8-K.


Item 7.   Financial Statements and Exhibits
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     (c) Exhibits - The following exhibit is filed herewith:

          16.1 Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission dated June 25, 2001.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 25, 2001


                                    WORLDQUEST NETWORKS, INC.




                                    By:          /s/ Victor E. Grijalva
                                          -----------------------------------

                                         Victor E. Grijalva, Chief Financial
                                         Officer


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